UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                         PREFERENCE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i(4)) and 0-11

     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     (5) Total fee paid:

     --------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------


     (3) Filing Party:

     --------------------------------------------------------------------------


     (4) Date Filed:

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

                          PREFERENCE TECHNOLOGIES, INC.
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 21, 2000
                                   -----------

TO OUR STOCKHOLDERS:

         Notice is hereby given that the 2000 annual meeting (the "Meeting") of the stockholders of Preference Technologies, Inc. (the "Company") will be held at 333 North Rancho Drive, Suite 421, Las Vegas, Nevada 89106, on Wednesday, June 21, 2000 at 10:00 AM, Pacific Daylight Time, for the following purposes:

         1. Election of Directors. To elect five directors to hold office until the annual meetings of stockholders to be held in 2001 and until their respective successors have been elected and qualified;

         2. Ratification of Appointment of Independent Auditors. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent certified public accountants for the year ending December 31, 2000; and

         3.  Other  Business.   To  transact  such  other  business  as properly
             may come before the Meeting or any adjournments or postponements thereof.

         Only stockholders of record of the Common Stock of the Company at the close of business on May 22, 2000 (the "Stockholders") are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

         The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

         As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Company. It is expected that these materials first will be mailed to Stockholders on or about May 26, 2000.

                                 By Order of the Board Of Directors

                                 PREFERENCE TECHNOLOGIES, INC.


                                 /s/ Michael Calderone
                                 -----------------------------
                                 Michael Calderone
                                 Secretary

Las Vegas, Nevada
May 19, 2000

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE.

                          PREFERENCE TECHNOLOGIES, INC.
                        333 North Ranch Drive, Suite 810
                             Las Vegas, Nevada 89106
                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 21, 2000
                                ----------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Preference Technologies, Inc., a Nevada corporation (the "Company"), for use at the 2000 annual meeting of stockholders of the Company (the "Meeting") to be held at 333 North Rancho Drive, Suite 421, Las Vegas, Nevada 89106, on Wednesday, June 21, 2000 at 10:00 AM, Pacific Daylight Time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is a proxy card (the "Proxy"), which you may use to indicate your vote on the proposals described in this Proxy Statement. Only stockholders of record (the "Stockholders") on May 22, 2000 (the "Record Date") are entitled to notice of and to vote in person or by proxy at the Meeting and any adjournments or postponements thereof.

Matters to be Considered

         The matters to be considered and voted upon at the Meeting will be:

         1. Election of Directors. To elect five directors to hold office until the annual meetings of stockholders to be held in 2001 and until their respective successors have been elected and qualified. The following persons are the Board of Directors' nominees for directors:

                                Michael Calderone
                                 Robert Forbuss
                                 William Louden
                                  Frank Marino
                                   Leo Verheul

         2. Ratification of Appointment of Independent Auditors. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent certified public accountants for the year ended December 31, 2000; and

         3. Other Business. To transact such other business as properly may come before the Meeting or at any adjournments or postponements thereof.

Cost of Solicitation of Proxies

         This Proxy solicitation is made by the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and any other material used in this solicitation of Proxies. The solicitation of Proxies will be made by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. If it should appear desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Stockholders, banks, brokerage houses, custodians, nominees and others, by telephone, facsimile transmissions, telegraph, or in person to request that Proxies be furnished. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The total estimated cost of the solicitation of Proxies is $6,000.00.

Outstanding Securities and Voting Rights; Revocability of Proxies

         The authorized capital of the Company consists of 200,000,000 shares of common stock, $.001 par value ("Common Stock"), and 10,000,000 shares of preferred stock, .001 par value ("Preferred Stock"). 28,691,964 shares of Common Stock were issued and outstanding on the Record Date. No shares of Preferred Stock had been issued as of the Record Date. A majority of the outstanding shares of the Common Stock constitutes a quorum for the conduct of business at the Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum.

         Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the Stockholders, except that in the election of directors, each Stockholder has cumulative voting rights and is entitled to as many votes as the number of shares held multiplied by the number of directors to be elected (two). All such votes may be cast for a single candidate or distributed among any or all of the candidates as the Stockholder sees fit. However, no Stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the Stockholder, or any other Stockholder, has given notice at the meeting prior to the voting of their intention to cumulate their votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose.

         The election of directors requires the affirmative vote to each candidate of a plurality of the votes cast. Each other proposal described herein requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will be included in the number of shares present at the Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the number of votes cast on proposals submitted to the Stockholders and will have the effect of a negative vote, while broker non-votes will not be counted as votes cast for or against such matters.

         Of the shares of Common Stock outstanding on the Record Date, 15,761,200 shares of Common Stock (or approximately 55% of the issued and outstanding shares of Common Stock) were owned by directors and executive officers of the Company.

         A Proxy for use at the Meeting is enclosed. The Proxy must be signed and dated by you or your authorized representative or agent. Telegraphed, cabled or telecopied Proxies are also valid. You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation to the Secretary of the Company or a duly executed Proxy bearing a later date or by voting in person at the Meeting. Michael Calderone, the designated proxy holder (the "Proxy holder"), is a member of the Company's management.

         If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote for such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board of Directors' nominees and "FOR" the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors.

         Unless revoked, the shares of Common Stock represented by Proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in the Proxy, such shares of Common Stock will be voted "FOR" the election of the Board of Directors' nominees and "FOR" the ratification of the appointment of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent auditors.

         Recently, the Securities and Exchange Commission (the "SEC") amended its rule governing a company's ability to use discretionary proxy authority with respect to stockholder proposals which were not submitted by the stockholders in time to be included in the proxy statement. As a result of that rule change, in the event a stockholder proposal was not submitted to the Company prior to May 15, 2000, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

Security Ownership of Principal Stockholders and Management

         The following table sets forth information regarding beneficial ownership as of May 19, 2000, of the Company's outstanding common stock by any person who is known to the Company to be a beneficial owner of more than five percent of the Company's voting securities and the Company's equity security held by each director and officer and by directors and officers of the Company as a group.

-------------------------------------------------------------------------------------------------------
   Name and Address of Beneficial      Class of Stock      Amount and Nature of         Percent of
   ------------------------------      --------------      ---------------------        ----------
               Owner                                       Beneficial Ownership(1)       Class (1)
               -----                                       -----------------------       ---------
-------------------------------------------------------------------------------------------------------
Michael Calderone                       Common                   18,201,200(1)              57%
Preference Technologies, Inc.
333 N. Ranch Drive, Suite 650
Las Vegas, NV 89106
-------------------------------------------------------------------------------------------------------
William Louden                          Common                      450,000(2)               1%
Preference Technologies, Inc.
333 N. Rancho Drive, Suite 650
Las Vegas, NV  89106
-------------------------------------------------------------------------------------------------------
Leo Verheul                             Common                      100,000(3)               *
Preference Technologies, Inc.
333 N. Rancho Drive, Suite 650
Las Vegas, NV  89106
-------------------------------------------------------------------------------------------------------
Paul Yeager                             Common                      400,000(4)               1%
Preference Technologies, Inc.
333 N. Rancho Drive, Suite 650
Las Vegas, NV  89106
-------------------------------------------------------------------------------------------------------
Executive Officers and Directors As     Common                    19,151,200                60%
a Group Consisting of 4 Persons
-------------------------------------------------------------------------------------------------------

* indicates less than 1%

1        Total includes  15,761,200 Common Shares solely owned  by  Mr. Calderone; 2,400,000  Common
         Shares that can be purchased upon exercise of stock options; and 40,000 Common shares owned by Mr. Calderone's minor child.

2        Total includes 450,000 Common  Shares that can be purchased  upon exercise of stock options, solely by Mr. Louden.

3        Total includes 100,000 Common Shares that  can be  purchased  upon exercise of stock options, solely owned by Mr. Verheul.

4        Total includes 400,000 Common Shares  that  can be  purchased  upon exercise of stock options, solely by Mr. Yeager.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Directors and Executive Officers

         The Articles of Incorporation of the Company provide that the number of directors of the Company shall be fixed from time to time in such manner as provided in the Company's Bylaws. The Company's Bylaws provide that the authorized number of directors shall be not less than one nor more than five.

         Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any postponement or adjournment thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. Each director will hold office until the next annual meeting of stockholders or until the election of her or her successor.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                                Michael Calderone
                                 Robert Forbuss
                                 William Louden
                                  Frank Marino
                                   Leo Verheul

         None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company and, except as set forth below, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

         The following table sets forth certain information with respect to the nominees, continuing directors and executive officers of the Company:

       Name          Age             Position                         Since
       ----          ---             --------                         -----

Michael Calderone    40       Chief Executive Officer,                1999
                              Chairman of the Board

Robert Forbuss       50                Nominee                        2000

William Louden       53      President, Chief Operating               2000
                                       Officer

Frank Marino         37                Nominee                        2000

Leo Verheul          54      Chief Information Officer,               1999
                                       Director

Paul Yeager          61        Chief Financial Officer                1999

         Michael Calderone. Michael Calderone has 17 years of business experience. Mr. Calderone has served as Chief Executive Officer and President of the Company since February 3, 1999. From 1988 through 1991 Mr. Calderone was the President of two companies, Express Tel 900, which was a long distance service for 800 and 900 lines, and Access Media Network, a direct response advertising agency. From 1995 to 1998 Mr. Calderone was President of Marketing Direct Concepts Inc., a financial public relations firm. Prior to forming Marketing Direct Concepts, Inc., Mr. Calderone trained race horses.

         Robert Forbuss. Robert Forbuss is the founder and former owner/Chief Executive Officer of Mercy Medical Services, a business he grew to more that $60 million in revenue operating in California, Texas, Washington and Nevada. In early 1994, Mr. Forbuss sold Mercy to Laidlaw Inc. Mercy was the base of the company's $1.3 billion in revenue from 1972 to 1994. Mr. Forbuss served as Senior Vice President and helped facilitate the rollup of 150 separate companies over a three-year period. As the elected Chairman of the Las Vegas Chamber of Commerce since 1998, he oversees the 5th largest Chamber in the United States. In 1999, Mr. Forbuss was appointed to serve as a board member for the Las Vegas Housing Authority and is concurrently serving a two-year term as secretary/treasurer on the Las Vegas Convention and Visitors Authority Board of Directors.

         From 1997 to 1999 Mr. Forbuss served as Chief Executive Officer for both Medical Transportation of America and American Medical Response, Southwest Division. In addition to his many business achievements he has been an educator, director of the Clark County Public Education Foundation, vice chairman, Las Vegas Sister Cities Association, director and past president, Boys and Girls Clubs, and an elected trustee for the Clark County School District.

         William Louden. William Louden is a recent addition to Preference Technologies, Inc. With more than 20 years of technology and Internet experience, he has held senior executive positions with LookSmart.com (1999), Sportline USA (1998), Delphi Internet Services (1994-1998) and was named to the MicroTimes "Top 100 PC Industry Contributors" list in 1986-1987. In the late 1980's he founded and acted as Chief Executive for GE's GEnie" business unit and later founded the Interactive Consulting Group. He began his executive career at CompuServe where he was responsible for product and retailing marketing and OEM relations.

         Frank Marino. Frank Marino is a Co-founder and Partner of Net Cap Ventures, LLC, Manager of Netcap Ventures Fund I. From 1996 to 1999, Mr. Marino was President of Millennium Financial Group, Inc., NASD Broker-Dealer specialized in sourcing capital from European institutional investors for U.S. companies. Mr. Marino has been actively involved in nearly 20 Public Offerings or Secondary Offerings as a lead or co-manager with a total of over $300,000,000 in capital raised from investors over a dozen countries. From 1993-1996, Mr. Marino was President and Founder of Sharper Edge Imaging & United Consumer Resources, Inc. United Consumer marketed financial services information through multiple distribution channels. Sharper Edge was a digital imaging and print brokerage. Mr. Marino managed a staff of over 30 persons. Mr. Marino is a member of the Los Angeles Venture Association and the Regional Investment Banker's Association.

         Leo Verheul. Leo Verheul has served as Chief Information Officer of the Company since May 17, 1999. From April 1997 to April 1999 he was appointed by Governor Pete Wilson to the position of Chief Information Officer and deputy director of the IS Division for the State of California, Department of Motor Vehicles. From April 1995 to April 1999 he was Chief Information Officer of Kaiser - Hill, LL., one of the largest engineering, construction and consulting services companies in the United States, where he assumed the leadership role of all statewide IT functions. On September 22, 1995, Mr. Verheul filed for bankruptcy in the Sacramento Division of the U.S. Bankruptcy court. On January 11, 1996, the U.S. Bankruptcy Court - Eastern Division of California (Case No. 95-29029-C-7) entered an order for Discharge of Debtor.

         Paul Yeager. Paul Yeager has served as Chief Financial Officer of the Company since August 23, 1999. Mr. Yeager comes to the Company from the privately held Color Spot Nurseries, the largest wholesale nursery in the United States, where he worked as Chief Financial Officer from January 1997 to August 1998. During his tenure at Color Spot, sales rose from $50 million to more than $200 million annually. Prior to Color Spot, Mr. Yeager spent 20 years as Chief Financial Officer for The Scotts Company -- the billion-dollar world leader in lawn and garden chemical technologies and consumer products -- guiding the company through its Initial Public Offering and secondary offerings.

Board Meetings and Committees

         The Board of Directors held four meetings and acted by written consent on nine occasions during fiscal 1999. No director attended less than 75% of all the meetings of the Board of Directors.

Compensation of Directors

         The Company's Bylaws permit the Directors of the Company to receive compensation for their services. However, to date, the Company has not fixed or awarded such compensation to the Board of Directors.

Executive Compensation

         Exclusive officer compensation decisions are made by the Company's entire board of directors. The compensation of the Company's Chief Executive Officer, Michael Calderone, was decided by the Board of Directors pursuant to the terms of the Employment Memorandum dated June 1, 1999 discussed herein.

         The following table sets forth the annual compensation paid and accrued by the Company since inception to the executive officers to whom the company paid in excess of $100,000 (the "Named Executive Officers"), including cash and issuance of securities.

----------------------------------------------------------------------------------------------------------------------------
                                         Annual Compensation                     Long Term                    All Other
                                         -------------------                     ---------                    ---------
                                                                                Compensation                 Compensation
                                                                                ------------                 ------------
                         ---------------------------------------------------------------------------------------------------
     Name and            Year       Salary           Bonus       Other        Restricted     Securities
     --------            ----       ------           -----       -----        -----------    ----------
Principal Position                   ($)              ($)         ($)            Stock       Underlying
------------------                   ---              ---         ---            -----       ----------
                                                                                 Awards       Options
                                                                                 ------       -------
----------------------------------------------------------------------------------------------------------------------------
Michael Calderone        1999      $225,000            $0       $36,000(1)          0        2,400,000(2)         $0
Chief Executive
Officer
----------------------------------------------------------------------------------------------------------------------------
William Louden           2000      $150,000            $0       $25,000(3)          0          450,000(4)         $0
Chief Operating
Officer, President
----------------------------------------------------------------------------------------------------------------------------
Paul Yeager              1999      $100,000            $0       $0                  0          400,000(5)         $0
Chief Financial
Officer
----------------------------------------------------------------------------------------------------------------------------

-----------------
1.       Consists of a $3,000 monthly personal allowance and automobile expense.
2.       Granted April 9, 1999 at an exercise price of $2.13 and vesting over 15 months.  Such  options expire  April 2,
         2002.
3.       Consists of a $25,000 relocation allowance.
4.       Granted April 3, 2000 at an exercise price of $7.25 and vesting over 36 months.  Such options expire October 2,
         2005.
5.       Granted August 23, 1999 at an exercise price of $2.13 and vesting over 15 months.  Such options expire April 2,
         2002.

Stock Option Grants

         The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended December 31, 1999 to the Named Executive Officers. No stock appreciation rights were granted to any Named Executive Officers during fiscal 1999.

                                   OPTION/SAR GRANTS IN FISCAL YEAR 1999
----------------------------------------------------------------------------------------------------------------------
                                                                                        Potential Realizable Value
                                                                                        --------------------------
                                                                                         at Assumed Annual Rates
                                                                                         -----------------------
                                              Individual Growth                        of Stock Price Appreciation
                                              -----------------                        ---------------------------
                                                                                           for Option Term(2)
                                                                                           ------------------
                         ---------------------------------------------------------------------------------------------
                                            % of Total
                                            ----------
                          Options/SARs     Options/SARs     Exercise or   Expiration
                          ------------     ------------     -----------   ----------
                           Granted (#)      Granted to      Base Price       Date
                           -----------      ----------      ----------       ----
                                           Employees in         ($)                        5% ($)         10% ($)
                                           -------------        ---                        ------         -------
        Name                               Fiscal Year(1)
        ----                               --------------
----------------------------------------------------------------------------------------------------------------------
Michael Calderone
Chief Financial             2,400,000           56%             2.13        4-2-02        854,400        1,435,200
Officer and
President
----------------------------------------------------------------------------------------------------------------------
Leo Verheul
Chief Information            100,000             2%             2.13        4-2-02         35,600           59,800
Officer
----------------------------------------------------------------------------------------------------------------------
Paul Yeager
Chief Financial              400,000             9%             2.13        4-2-02        142,400          289,200
Officer
----------------------------------------------------------------------------------------------------------------------

----------

(1)    Options  covering an  aggregate  of  4,579,000  shares were  granted to eligible persons during the fiscal year ended December 31, 1999.
(2)    The  Potential  Realizable  Value  is  the  product of  (a) the  difference between (i) the product of the last reported  sale  price  per  share  at the  date of  grant  and the sum of (A) 1 plus  (B) the  assumed  rate of appreciation  of the  Common  Stock  compounded  annually  over the term of the  option  and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at December 31,
       1999. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors,  including market  conditions and the price performance of the
       Common Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

Option Exercises and Holdings

         The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended December 31, 1999, the number of shares of Common Stock issuable upon the exercise of stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the Over-the-Counter Bulletin Board on December 31, 1999 ($ 7.82 per share).

                            AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1999
                                     AND FISCAL YEAR-END OPTION VALUES

----------------------------------------------------------------------------------------------------------------------
                                                            Number of Securities          Value of Unexercised In-
                                                            --------------------          ------------------------
                             Shares         Value          Underlying Unexercised         The-Money Options/SARs
                             ------         -----          ----------------------         ----------------------
                            Acquired     Realized ($)      Options/SARs at Fiscal         at Fiscal Year End ($)
                            --------     ------------      ----------------------         ----------------------
          Name            on Exercise                           Year End (#)
          ----            -----------                           ------------
                              (#)                         Exercisable/Unexercisable      Exercisable/Unexercisable
                              ---
----------------------------------------------------------------------------------------------------------------------
Michael Calderone         N/A            N/A                     0/2,400,000                   0/13,650,000
----------------------------------------------------------------------------------------------------------------------
Leo Verheul               N/A            N/A                     0/  100,000                   0/   568,750
----------------------------------------------------------------------------------------------------------------------
Paul Yeager               N/A            N/A                     0/  400,000                   0/ 2,275,000
----------------------------------------------------------------------------------------------------------------------

--------

(1)    The  value of  unexercised  "in-the-money"  options  is the  difference between the last reported sale price of the Common Stock on December 31, 1999 ($7.82 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

Employment Agreements

         On June 1, 1999 the Company entered into an Employment Memorandum with Michael Calderone, the Company's Chief Executive Officer and President. Pursuant to such memorandum Mr. Calderone will receive $225,000 annually and a monthly personal allowance of $3,000, including all automobile expenses.

Certain Relationships and Related Transactions

         Preference Technologies, Inc. entered into a Consulting Agreement on September 1, 1999 with J&B Strategic Alliances, LLC of which nominee Robert Forbuss is a principal party. The agreement calls for J&B Strategic Alliances,

LLC to provide public relation services to Preference Technologies, Inc. for a period of one year. The compensation agreement is for J&B Strategic Alliances, LLC to be paid $3,000.00 per month plus additional compensation in the form of stock options. The said options are to be a total of 30,000 stock options over a twelve-month period. The stock options shall be exercisable at the rate of 2,500 per month, on the first of each month, at the price of $16.50 per share. The first month in which 2,500 stock options shall vest was September 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the executive officers, directors and persons who own more than ten percent of a registered class of equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Each of Michael Calderone, Paul Yeager, Leo Verheul and Kerry Nicponski filed late Form 5s on March 31, 2000.

                                   PROPOSAL 2

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Singer Lewak Greenbaum & Goldstein LLP as the Company's certified public accountants for the fiscal year ending December 31, 2000. Representatives of Singer Lewak Greenbaum & Goldstein LLP will be invited to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Stockholders are being asked to ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000. Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY.

                              STOCKHOLDER PROPOSALS

         Under certain circumstances, stockholders are entitled to present proposals at stockholders meetings. Any such proposal to be included in the proxy statement for the Company's 2001 annual meeting of stockholders must be submitted by a stockholder prior to January 26, 2001, in a form that complies with applicable regulations. Recently, the SEC amended its rule governing a company's ability to use discretionary proxy authority with respect to stockholder proposals that were not submitted by the stockholders in time to be included in the proxy statement. As a result of that rule change, in the event a stockholder proposal is not submitted to the Company prior to April 12, 2001, the proxies solicited by the Board of Directors for the 2001 annual meeting of the stockholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2001 annual meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting.

                           ANNUAL REPORT ON FORM 10-K
                          QUARTERLY REPORT ON FORM 10-Q

         The Company's annual report to stockholders for the fiscal year ended December 31, 1999, and the quarterly report for the quarter ended March 31, 2000, accompany or have preceded this Proxy Statement. The annual report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Singer Lewak Greenbaum & Goldstein LLP, the Company's independent auditors.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AND QUARTERLY REPORT ON FROM 10-Q WHICH HAVE BEEN FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 1999, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO PREFERENCE TECHNOLOGIES, INC., CHIEF FINANCIAL OFFICER, 333 NORTH RANCH DRIVE, SUITE 810, LAS VEGAS, NEVADA 89106.

                                 OTHER BUSINESS

         Management knows of no business, which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the Proxy.


                                 By Order of the Board Of Directors

                                 PREFERENCE TECHNOLOGIES, INC.


                                 /s/ Michael Calderone
                                 -----------------------------
                                 Michael Calderone
                                 Secretary

Las Vegas, Nevada
May 19, 2000

                          PREFERENCE TECHNOLOGIES, INC.
             PROXY  FOR  ANNUAL  MEETING  OF  STOCKHOLDERS

The undersigned, a stockholder of PREFERENCE TECHNOLOGIES, INC., a Nevada corporation, (the "Company"), hereby appoints Michael Calderone, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of the stockholders of the Company, to be held on June 21, 2000, and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:


      1.    ELECTION OF DIRECTORS.

            [ ]  For all nominees listed (except  [ ] WITHHOLD AUTHORITY to vote
                 as indicated to the contrary)        for all nominees listed
                                                      below.

            (Instructions: To withhold authority to vote for any nominee, line through or otherwise strike out his name below)

                 Michael Calderone         Robert Forbuss        William Louden
                 Frank Marino              Leo Verheul


      2.    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

                  ____ FOR     ____ AGAINST              ____ ABSTAIN


      3.    OTHER BUSINESS.

                  _____ FOR    ____ AGAINST              ____ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above. This Proxy will be treated as a GRANT OF AUTHORITY TO VOTE FOR the election of the Directors named, the ratification of appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors and as said proxies shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 19, 2000 relating to the Meeting.



                                     Date:  __________, 2000



                                     ------------------------------------


                                     ------------------------------------
                                     Signature(s) of Stockholder(s)
                                     (See Instructions Below)

                                     The signature(s)  hereon should  correspond
                                     exactly    with   the    name(s)   of   the
                                     Stockholder(s)   appearing   on  the  Stock
                                     Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.
























                           THIS PROXY IS SOLICITED BY

            THE BOARD OF DIRECTORS OF PREFERENCE TECHNOLOGIES, INC.